                    INCORPORATED UNDER THE LAWS OF THE

                            STATE OF MARYLAND

[LOGO]                          [LOGO]                           [LOGO][qc]


                      LIFETIME ACHIEVEMENT FUND, INC.

                                [LOGO]

This Certifies that       SPECIMEN         IS THE OWNER OF
                    ----------------------

                   SPECIMEN       SHARES OF THE CAPITAL STOCK OF TRANSFERABLE
               ------------------
               ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DUTY AUTHORIZED ATTORNEY ON SURRENDER OF THIS
[SEAL] CERTIFICATE PROPERLY ENDORSED. IN WITNESS WHEREOF, THE DULY AUTHORIZED OFFICERS OF THIS CORPORATION HAVE HEREUNTO SUBSCRIBED THEIR NAMES AND CAUSED THE CORPORATE SEAL TO BE AFFIXED AT___________THIS____________DAY OF______________
               A.D._______________.

/S/                                              /S/
-----------------------------                    ---------------------------
Roland R. Manarin, President                     Charles H. Richter, Secretary





                              [GRAPHICS] Shares Each.



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                                     [GRAPHICS]

                                     CERTIFICATE

                                        FOR

                                       SHARES

                                   CAPITAL STOCK

                                      ISSUED TO
                                 __________________

                                        DATED
                                 __________________


THE VALUE RECEIVED________HEREBY SELL, ASSIGN AND TRANSFER UNTO_________________ SHARES OF THE CAPITOL STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT______________________________________________
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_____________________

                          IN PRESENCE OF________________________________________


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NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.